Exhibit 2

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE REPUBLIC OF PERU OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IN EXCHANGE FOR THIS BOND IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THE REPUBLIC OF PERU

GLOBAL SECURITY

representing

U.S.$500,000,000

2.783% U.S. Dollar-Denominated Global Bonds due 2031

No. 1

CUSIP No.: 715638 DF6

ISIN: US715638DF60

Common Code: 216184157

The Republic of Peru (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of FIVE HUNDRED MILLION UNITED STATES DOLLARS (U.S.$500,000,000) or such amount as shall be the outstanding principal amount hereof on January 23, 2031, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on January 23 and July 23 (each, an “Interest Payment Date”), commencing on July 23, 2021, on any outstanding portion of the unpaid principal amount hereof at 2.783% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, and shall be payable to Holders of record as of January 20 and July 20 of each year (each, a “Record Date”). This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$1,750,000,000 principal amount of 2.783% U.S. Dollar-Denominated Global Bonds due 2031 of the Republic to be consolidated, form a single series and be fully fungible with the Republic’s outstanding 2.783% U.S. Dollar-Denominated Global Bonds due 2031 issued on April 23, 2020 and is governed by (i) the Indenture dated as August 25, 2015 (the “Indenture”) among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon

SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: March 10, 2021

THE REPUBLIC OF PERU

By:	/s/ Guadalupe Pizarro Matos
Name:	Guadalupe Pizarro Matos
Title:	Acting General Director of the General Directorate of Public Treasury of the Ministry of Economy and Finance of Peru

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: March 10, 2021

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:	/s/ Teresa H. Wyszomierski
Name:	Teresa H. Wyszomierski
Title:	Vice President

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. i) This Debt Security is one of a duly authorized Series of debt securities of the Republic of Peru (the “Republic”), designated as its 2.783% U.S. Dollar-Denominated Global Bonds due 2031 (each Debt Security of this Series, a “Debt Security” and, collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of August 25, 2015, among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, as amended from time to time (the “Indenture”). The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

ii) The Debt Securities constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other Public External Indebtedness.

iii) The Debt Securities are in fully registered form, without coupons in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. The Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

iv) For the purposes of this Paragraph 1 and Paragraphs 4 and 5 hereof, the following terms shall have the meanings specified below:

“External Indebtedness” means obligations of, or guaranteed, whether by contract, statute or otherwise, by Peru for borrowed money or represented by bonds, debentures, notes or similar instruments denominated or payable, or which, at the option of the holder, may be payable in a currency other than the currency of Peru or by reference to a currency other than the currency of Peru, other than any such obligations originally issued or incurred within Peru.

“Public External Indebtedness” means any External Indebtedness that (a) is in the form of, or represented by, bonds, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market, including, without limitation, securities for resale under Rule 144A under the Securities Act, or any successor law or regulation of similar effect, and (b) has an original maturity of more than one year or is combined with a commitment so that the original maturity of one year or less may be extended at the option of Peru to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts (as defined below)) on Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in Paragraph 11 hereof, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Debt Security until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to Paragraph 13 hereof.

3. Additional Amounts. (a) All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i) imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii) imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (x) the Republic or the Republic’s agent has provided the Holders with at least 60 days’ prior written notice of an opportunity to satisfy such a requirement, and (y) in no event shall such Holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or

(iii) imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date, except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this Paragraph 3(a), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in Paragraph 11 hereof that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b) No Additional Amounts shall be payable in respect of any payment on a Debt Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment, to the extent the beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to receive payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Debt Security.

(c) The Republic shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Relevant Taxes in respect of which the Republic has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders or the paying agents, as applicable, upon request therefor.

(d) The Republic shall pay any administrative, excise or similar taxes that arise under Peruvian law and are related to the Debt Securities. The Republic shall also indemnify the Holders against any administrative, excise or similar taxes resulting from the enforcement of the obligations of the Republic under the Debt Securities following the occurrence of any Event of Default.

(e) The Republic shall pay all stamp, issuance, documentary and other similar taxes or duties, if any, which may be imposed by the Republic, Belgium, Luxembourg, the United Kingdom, the United States of America or any other governmental entity or any political subdivision or taxing authority of or in the foregoing with respect to the Indenture or the initial issuance of the Debt Securities.

(f) Unless the context otherwise requires, any reference in the Debt Securities to principal or interest shall be deemed also to refer to any Additional Amounts which may be payable as described in Paragraph 3(a) hereof.

4. Negative Pledge Covenant of Republic. For so long as any Debt Security remains Outstanding or any amount remains unpaid on any Debt Security, the Republic shall comply with the terms of the following covenants:

(a) the Republic may not allow any Security Interest (as defined below) on its assets or revenues as security for any of its Public External Indebtedness (as defined below), unless the Republic’s obligations under the Debt Securities shall be secured equally and ratably with such Public External Indebtedness. The Republic may, however, grant or agree to any Permitted Security Interest (as defined below) on its assets or revenues.

(b) For the purpose of the foregoing and of the Debt Securities generally:

“Security Interest” means any security interest, including, without limitation, any lien, pledge, mortgage, deed of trust or charge, or any encumbrance or preferential arrangement that has the practical effect of constituting a security interest.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing that financing expressly agree to limit their recourse to the project financed and the revenues derived from that project as the principal source of repayment for the funds advanced.

“Permitted Security Interest” means:

(i)	Security Interests created before November 21, 2003;

(ii)

Security Interests securing Public External Indebtedness incurred in connection with a Project Financing; provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)

Security Interests securing Public External Indebtedness Peru incurred or assumed to finance or refinance the acquisition of the assets in which those Security Interests have been created or allowed and any Security Interests existing on those assets at the time of their acquisition;

(iv)

Security Interests securing Public External Indebtedness arising in the ordinary course to finance export, import or other trade transactions, and in which Public External Indebtedness matures, after giving effect to all renewals and refinancing thereof, not more than one year after the date on which that Public External Indebtedness was originally incurred;

(v)

Security Interests securing Public External Indebtedness that, together with all other Public External Indebtedness secured by Security Interests, excluding Public External Indebtedness secured by other permitted Security Interests, does not exceed U.S.$25,000,000 in aggregate principal amount, or its equivalent in other currencies;

(vi)

Security Interests arising by operation of a currently existing law in connection with Public External Indebtedness, including, without limitation, any right of set-off with respect to demand or time deposits maintained with financial institutions and bankers’ liens with respect to property held by financial institutions, in each case deposited with or delivered to those financial institutions in the ordinary course of the depositor’s activities;

(vii)

Security Interests issued upon surrender or cancellation of the collateralized bonds issued under the Republic’s 1996 financing plan (the Fixed Rate Bonds due 2027, or the “Par Bonds”), or the principal amount of any Public External Indebtedness outstanding as of June 5, 1996, in each case, to the extent that the Security Interest is created to secure Public External Indebtedness on a basis comparable to the Par Bonds;

(viii)

Security Interests on shares of, or other assets of, any present or former Peruvian public sector entity created or granted by Peru in connection with, or in anticipation of, the privatization of that entity; and

(ix)	any renewal or extension of any of the Security Interests stated above.

5. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Republic shall fail to pay any principal on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or the Republic shall fail to pay interest on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or

(ii) the Republic fails to perform any of the obligations under any series of Debt Securities or the Indenture (other than those referred to in clause (i) above), and such failure shall continue for a period of 60 days after written notice has been given to the Republic by the Trustee or Holders representing at least 25% in principal amount of the then Outstanding Debt Securities of that Series to remedy such failure;

(iii) the Republic shall fail to make any payment in respect of:

(a) Public External Indebtedness outstanding as of November 21, 2003; or

(b) Public External Indebtedness (other than such indebtedness that constitutes guarantees by Peru);

in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver); or

(iv) if any event or condition occurs that results in the acceleration of the maturity of:

(a) External Indebtedness outstanding as of November 21, 2003; and

(b) Public External Indebtedness;

in an aggregate principal amount in excess of U.S.$25,000,000, or its equivalent in any other currency; or

(v) if Peru declares a general suspension of payments or a moratorium on payment of all or a portion of its External Indebtedness that does not expressly exclude from such moratorium the Debt Securities of the applicable Series; or

(vi) (A) the Republic contests the Peru contests the validity of, or its obligations under, any Debt Security of that series or, to the extent adversely affecting such Debt Securities, the Indenture; (B) Peru denies any of its obligations under any Debt Security of that Series or, to the extent adversely affecting such Debt Securities, the Indenture; or (C) any constitutional provision, treaty, law, regulation, decree, or other official pronouncement of Peru, or any final decision by any court in Peru having jurisdiction, renders it unlawful for Peru to pay any amount due on any Debt Securities of that Series or to perform any of its obligations under any Debt Securities of that Series or, to the extent adversely affecting such Debt Securities of that Series, the Indenture; or

(vii) any writ, execution, attachment or similar process shall be levied against all or any substantial part of the assets of the Republic in connection with any judgment for the payment of money exceeding U.S.$25,000,000 (or its equivalent in other currencies), and the Republic shall fail to satisfy or discharge such judgment, or adequately bond, contest in good faith or receive a stay of execution or continuance in respect of such judgment, within a period of 120 days; or

(viii) the Republic fails to maintain its membership in, and its eligibility to use the general resources of, the International Monetary Fund, and such failure shall continue for a period of 60 days;

then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof. Actions by the Trustee and the Holders pursuant to this Paragraph 5 are subject to Article Four of the Indenture.

6. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

7. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Security or Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Paragraph 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of three days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Debt Securities.

8. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

10. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Paragraph 10, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

11. Notices. The Republic will mail any notices to the Holders of the Debt Securities at their registered addresses as reflected in the books and records of the Trustee. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will also publish notices to the Holders, if and so long as the Debt Securities are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, in a leading newspaper having general circulation in Luxembourg or on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication is not practicable, notice will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

12. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first payment on the Debt Securities; provided, however, that any additional Debt Securities subsequently issued that are not fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes shall have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Debt Securities. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

13. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of, or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within four years of the date on which that payment first became due.

14. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

15. Governing Law. (a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Debt Security will be governed by and construed in accordance with the laws of the State of New York.

(b) The Republic irrevocably consents to and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in the Specified Courts or to the laying of venue of any suit, action or proceeding brought solely for the purpose of enforcing or executing any Related Judgment in the Specified Courts or Other Courts, and further irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court.

(e) To the extent the Republic or any of its revenues, assets or properties may be entitled to any sovereign or other immunity under any law, the Republic agrees not to claim and to waive such immunity to the fullest extent permitted by the laws of such jurisdiction. This waiver covers the Republic’s sovereign immunity and immunity from prejudgment attachment, post-judgment attachment and attachment in aid, but does not extend to the attachment of revenues, assets and property of the Republic located in the Republic unless permitted under Peruvian law. Additionally, in accordance with Peruvian law currently in effect, the Republic’s waiver of immunity will not extend to public domain property, such as property (i) used by a diplomatic or consular mission of the Republic; (ii) of a military character and under the control of a military authority or defense agency of the Republic; (iii) public property; (iv) shares of Peruvian public sector entities or shares of Peruvian private sector entities owned or controlled by The Republic or by a Peruvian public sector entity, or revenues collected from the sale of such shares, to the extent such shares or revenues are exempt by Peruvian law from attachment or execution; or (v) funds deposited in the Republic’s accounts held in the Peruvian financial system that constitute public domain property.

The Republic, however, reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) with respect to actions brought against it under U.S. federal securities laws or any state securities law. Without an effective waiver of immunity by the Republic with respect to such actions, it would be impossible to obtain a U.S. judgment in such an action against the Republic unless a court were to determine that the Republic is not entitled under the Immunities Act to sovereign immunity with respect to such action. In addition, execution upon property of the Republic located in the United States to enforce a judgment obtained under the Immunities Act may not be possible except in the limited circumstances specified in the Immunities Act. Even if a U.S. judgment could be obtained against the Republic in any such action, it may not be possible to enforce in the Republic a judgment based on such a U.S. judgment. The Republic has submitted to such jurisdiction as specified above for the benefit of the Holders.

16. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Debt Securities that has obtained a court judgment affecting the Debt Securities shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Debt Security is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

17. Warranty of the Republic. Subject to Paragraph 14 hereof, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

18. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

19. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this Paragraph 19 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

20. Optional Redemption. (a) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time prior to October 23, 2030 (the “Par Call Date”) at a redemption price calculated by a calculation agent appointed by the Republic equal to the greater of (1) 100.000% of the principal amount of the Debt Securities and (2) the sum of the present values of the Remaining Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, any accrued and unpaid interest on the principal amount of the Debt Securities up to, but excluding, the redemption date.

“Remaining Payments” means the remaining payments of principal of and interest on the Debt Securities that would be due after the related redemption date as if the Debt Securities were redeemed on the Par Call Date. If the applicable redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on the Debt Securities will be reduced by the amount of interest accrued on the Debt Securities up to, but excluding, such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue. In determining the Treasury Rate, the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) will be assumed to be equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Par Call Date of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of debt securities of a comparable maturity to the Par Call Date of the Debt Securities to be redeemed.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Republic.

“Comparable Treasury Price” means (1) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Republic obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. or their respective affiliates, each of which is a primary U.S. government dealer, plus two other leading primary United States government securities dealer in New York City reasonably designated by the Republic not later than five Business Days preceding such redemption date; provided that, if any of the foregoing ceases to be a primary United States government securities dealer in New York City, the Republic will substitute therefor another primary government securities dealer.

(b) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time on or after the Par Call Date at a redemption price equal to 100.000% of the principal amount of the Debt Securities to be redeemed on the principal amount of the Debt Securities up to, but excluding, the redemption date, plus accrued and unpaid interest.

(c) A notice of redemption will specify the redemption date for the Debt Securities to be redeemed and may provide that it is subject to certain conditions that will be specified in the notice. If those conditions are not met, the redemption notice will be of no effect and the Republic will not be obligated to redeem such Debt Securities.

In the event that fewer than all of the Debt Securities are to be redeemed at any time, selection of the Debt Securities for redemption will be made in compliance with the applicable procedures of DTC.

Notice of any redemption will be mailed by first-class mail, postage prepaid, or delivered in accordance with the procedures of DTC, at least 30 but not more than 60 days before the redemption date to holders of the Debt Securities to be redeemed at their respective registered addresses. For so long as the Debt Securities are listed on the Official List of the Luxembourg Stock Exchange for trading on the Euro MTF Market and the rules of such exchange so require, the Republic will also cause notices of redemption to be published as described under Paragraph 11 hereof. Debt Securities, when called for redemption as specified herein, will become due on the date fixed for redemption. The Republic will pay the redemption price for the Debt Securities to be redeemed together with accrued and unpaid interest thereon to, but excluding, the redemption date. On and after the redemption date, interest will cease to accrue on such Debt Securities as long as the Republic has deposited with the Trustee or a paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE REPUBLIC OF PERU OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IN EXCHANGE FOR THIS BOND IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THE REPUBLIC OF PERU

GLOBAL SECURITY

representing

U.S.$500,000,000

2.783% U.S. Dollar-Denominated Global Bonds due 2031

No. 2

CUSIP No.: 715638 DF6

ISIN: US715638DF60

Common Code: 216184157

The Republic of Peru (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of FIVE HUNDRED MILLION UNITED STATES DOLLARS (U.S.$500,000,000) or such amount as shall be the outstanding principal amount hereof on January 23, 2031, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on January 23 and July 23 (each, an “Interest Payment Date”), commencing on July 23, 2021, on any outstanding portion of the unpaid principal amount hereof at 2.783% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, and shall be payable to Holders of record as of January 20 and July 20 of each year (each, a “Record Date”). This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$1,750,000,000 principal amount of 2.783% U.S. Dollar-Denominated Global Bonds due 2031 of the Republic to be consolidated, form a single series and be fully fungible with the Republic’s outstanding 2.783% U.S. Dollar-Denominated Global Bonds due 2031 issued on April 23, 2020 and is governed by (i) the Indenture dated as August 25, 2015 (the “Indenture”) among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon

SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: March 10, 2021

THE REPUBLIC OF PERU

By:	/s/ Guadalupe Pizarro Matos
Name:	Guadalupe Pizarro Matos
Title:	Acting General Director of the General Directorate of Public Treasury of the Ministry of Economy and Finance of Peru

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: March 10, 2021

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:	/s/ Teresa H. Wyszomierski
Name:	Teresa H. Wyszomierski
Title:	Vice President

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (i) This Debt Security is one of a duly authorized Series of debt securities of the Republic of Peru (the “Republic”), designated as its 2.783% U.S. Dollar-Denominated Global Bonds due 2031 (each Debt Security of this Series, a “Debt Security” and, collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of August 25, 2015, among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, as amended from time to time (the “Indenture”). The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

(ii) The Debt Securities constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other Public External Indebtedness.

(iii) The Debt Securities are in fully registered form, without coupons in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. The Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

(iv) For the purposes of this Paragraph 1 and Paragraphs 4 and 5 hereof, the following terms shall have the meanings specified below:

“External Indebtedness” means obligations of, or guaranteed, whether by contract, statute or otherwise, by Peru for borrowed money or represented by bonds, debentures, notes or similar instruments denominated or payable, or which, at the option of the holder, may be payable in a currency other than the currency of Peru or by reference to a currency other than the currency of Peru, other than any such obligations originally issued or incurred within Peru.

“Public External Indebtedness” means any External Indebtedness that (a) is in the form of, or represented by, bonds, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market, including, without limitation, securities for resale under Rule 144A under the Securities Act, or any successor law or regulation of similar effect, and (b) has an original maturity of more than one year or is combined with a commitment so that the original maturity of one year or less may be extended at the option of Peru to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts (as defined below)) on Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in Paragraph 11 hereof, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Debt Security until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to Paragraph 13 hereof.

3. Additional Amounts. (a) All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i) imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii) imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (x) the Republic or the Republic’s agent has provided the Holders with at least 60 days’ prior written notice of an opportunity to satisfy such a requirement, and (y) in no event shall such Holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or

(iii) imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date, except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this Paragraph 3(a), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in Paragraph 11 hereof that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b) No Additional Amounts shall be payable in respect of any payment on a Debt Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment, to the extent the beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to receive payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Debt Security.

(c) The Republic shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Relevant Taxes in respect of which the Republic has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders or the paying agents, as applicable, upon request therefor.

(d) The Republic shall pay any administrative, excise or similar taxes that arise under Peruvian law and are related to the Debt Securities. The Republic shall also indemnify the Holders against any administrative, excise or similar taxes resulting from the enforcement of the obligations of the Republic under the Debt Securities following the occurrence of any Event of Default.

(e) The Republic shall pay all stamp, issuance, documentary and other similar taxes or duties, if any, which may be imposed by the Republic, Belgium, Luxembourg, the United Kingdom, the United States of America or any other governmental entity or any political subdivision or taxing authority of or in the foregoing with respect to the Indenture or the initial issuance of the Debt Securities.

(f) Unless the context otherwise requires, any reference in the Debt Securities to principal or interest shall be deemed also to refer to any Additional Amounts which may be payable as described in Paragraph 3(a) hereof.

4. Negative Pledge Covenant of Republic. For so long as any Debt Security remains Outstanding or any amount remains unpaid on any Debt Security, the Republic shall comply with the terms of the following covenants:

(b) the Republic may not allow any Security Interest (as defined below) on its assets or revenues as security for any of its Public External Indebtedness (as defined below), unless the Republic’s obligations under the Debt Securities shall be secured equally and ratably with such Public External Indebtedness. The Republic may, however, grant or agree to any Permitted Security Interest (as defined below) on its assets or revenues.

(b) For the purpose of the foregoing and of the Debt Securities generally:

“Security Interest” means any security interest, including, without limitation, any lien, pledge, mortgage, deed of trust or charge, or any encumbrance or preferential arrangement that has the practical effect of constituting a security interest.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing that financing expressly agree to limit their recourse to the project financed and the revenues derived from that project as the principal source of repayment for the funds advanced.

“Permitted Security Interest” means:

(i)	Security Interests created before November 21, 2003;

(ii)

Security Interests securing Public External Indebtedness incurred in connection with a Project Financing; provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)

Security Interests securing Public External Indebtedness Peru incurred or assumed to finance or refinance the acquisition of the assets in which those Security Interests have been created or allowed and any Security Interests existing on those assets at the time of their acquisition;

(iv)

Security Interests securing Public External Indebtedness arising in the ordinary course to finance export, import or other trade transactions, and in which Public External Indebtedness matures, after giving effect to all renewals and refinancing thereof, not more than one year after the date on which that Public External Indebtedness was originally incurred;

(v)

Security Interests securing Public External Indebtedness that, together with all other Public External Indebtedness secured by Security Interests, excluding Public External Indebtedness secured by other permitted Security Interests, does not exceed U.S.$25,000,000 in aggregate principal amount, or its equivalent in other currencies;

(vi)

Security Interests arising by operation of a currently existing law in connection with Public External Indebtedness, including, without limitation, any right of set-off with respect to demand or time deposits maintained with financial institutions and bankers’ liens with respect to property held by financial institutions, in each case deposited with or delivered to those financial institutions in the ordinary course of the depositor’s activities;

(vii)

Security Interests issued upon surrender or cancellation of the collateralized bonds issued under the Republic’s 1996 financing plan (the Fixed Rate Bonds due 2027, or the “Par Bonds”), or the principal amount of any Public External Indebtedness outstanding as of June 5, 1996, in each case, to the extent that the Security Interest is created to secure Public External Indebtedness on a basis comparable to the Par Bonds;

(viii)

Security Interests on shares of, or other assets of, any present or former Peruvian public sector entity created or granted by Peru in connection with, or in anticipation of, the privatization of that entity; and

(ix)	any renewal or extension of any of the Security Interests stated above.

5. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

i)

the Republic shall fail to pay any principal on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or the Republic shall fail to pay interest on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or

ii)

the Republic fails to perform any of the obligations under any series of Debt Securities or the Indenture (other than those referred to in clause (i) above), and such failure shall continue for a period of 60 days after written notice has been given to the Republic by the Trustee or Holders representing at least 25% in principal amount of the then Outstanding Debt Securities of that Series to remedy such failure;

iii)	the Republic shall fail to make any payment in respect of:

(a) Public External Indebtedness outstanding as of November 21, 2003; or

(b) Public External Indebtedness (other than such indebtedness that constitutes guarantees by Peru);

in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver); or

iv)	if any event or condition occurs that results in the acceleration of the maturity of:

(c) External Indebtedness outstanding as of November 21, 2003; and

(d) Public External Indebtedness;

in an aggregate principal amount in excess of U.S.$25,000,000, or its equivalent in any other currency; or

v)

if Peru declares a general suspension of payments or a moratorium on payment of all or a portion of its External Indebtedness that does not expressly exclude from such moratorium the Debt Securities of the applicable Series; or

vi)

(A) the Republic contests the Peru contests the validity of, or its obligations under, any Debt Security of that series or, to the extent adversely affecting such Debt Securities, the Indenture; (B) Peru denies any of its obligations under any Debt Security of that Series or, to the extent adversely affecting such Debt Securities, the Indenture; or (C) any constitutional provision, treaty, law, regulation, decree, or other official pronouncement of Peru, or any final decision by any court in Peru having jurisdiction, renders it unlawful for Peru to pay any amount due on any Debt Securities of that Series or to perform any of its obligations under any Debt Securities of that Series or, to the extent adversely affecting such Debt Securities of that Series, the Indenture; or

vii)

any writ, execution, attachment or similar process shall be levied against all or any substantial part of the assets of the Republic in connection with any judgment for the payment of money exceeding U.S.$25,000,000 (or its equivalent in other currencies), and the Republic shall fail to satisfy or discharge such judgment, or adequately bond, contest in good faith or receive a stay of execution or continuance in respect of such judgment, within a period of 120 days; or

viii)	the Republic fails to maintain its membership in, and its eligibility to use the general resources of, the International Monetary Fund, and such failure shall continue for a period of 60 days;

then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, the Republic shall pay or shall deposit (or cause to be paid or deposited)

with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof. Actions by the Trustee and the Holders pursuant to this Paragraph 5 are subject to Article Four of the Indenture.

6. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

7. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Security or Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Paragraph 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of three days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Debt Securities.

8. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

10. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Paragraph 10, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

11. Notices. The Republic will mail any notices to the Holders of the Debt Securities at their registered addresses as reflected in the books and records of the Trustee. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will also publish notices to the Holders, if and so long as the Debt Securities are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, in a leading newspaper having general circulation in Luxembourg or on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication is not practicable, notice will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

12. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first payment on the Debt Securities; provided, however, that any additional Debt Securities subsequently issued that are not fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes shall have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Debt Securities. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

13. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of, or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within four years of the date on which that payment first became due.

14. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

15. Governing Law. (a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Debt Security will be governed by and construed in accordance with the laws of the State of New York.

(b) The Republic irrevocably consents to and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in the Specified Courts or to the laying of venue of any suit, action or proceeding brought solely for the purpose of enforcing or executing any Related Judgment in the Specified Courts or Other Courts, and further irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court.

(e) To the extent the Republic or any of its revenues, assets or properties may be entitled to any sovereign or other immunity under any law, the Republic agrees not to claim and to waive such immunity to the fullest extent permitted by the laws of such jurisdiction. This waiver covers the Republic’s sovereign immunity and immunity from prejudgment attachment, post-judgment attachment and attachment in aid, but does not extend to the attachment of revenues, assets and property of the Republic located in the Republic unless permitted under Peruvian law. Additionally, in accordance with Peruvian law currently in effect, the Republic’s waiver of immunity will not extend to public domain property, such as property (i) used by a diplomatic or consular mission of the Republic; (ii) of a military character and under the control of a military authority or defense agency of the Republic; (iii) public property; (iv) shares of Peruvian public sector entities or shares of Peruvian private sector entities owned or controlled by The Republic or by a Peruvian public sector entity, or revenues collected from the sale of such shares, to the extent such shares or revenues are exempt by Peruvian law from attachment or execution; or (v) funds deposited in the Republic’s accounts held in the Peruvian financial system that constitute public domain property.

The Republic, however, reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) with respect to actions brought against it under U.S. federal securities laws or any state securities law. Without an effective waiver of immunity by the Republic with respect to such actions, it would be impossible to obtain a U.S. judgment in such an action against the Republic unless a court were to determine that the Republic is not entitled under the Immunities Act to sovereign immunity with respect to such action. In addition, execution upon property of the Republic located in the United States to enforce a judgment obtained under the Immunities Act may not be possible except in the limited circumstances specified in the Immunities Act. Even if a U.S. judgment could be obtained against the Republic in any such action, it may not be possible to enforce in the Republic a judgment based on such a U.S. judgment. The Republic has submitted to such jurisdiction as specified above for the benefit of the Holders.

16. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Debt Securities that has obtained a court judgment affecting the Debt Securities shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Debt Security is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

17. Warranty of the Republic. Subject to Paragraph 14 hereof, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

18. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

19. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this Paragraph 19 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

20. Optional Redemption. (a) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time prior to October 23, 2030 (the “Par Call Date”) at a redemption price calculated by a calculation agent appointed by the Republic equal to the greater of (1) 100.000% of the principal amount of the Debt Securities and (2) the sum of the present values of the Remaining Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, any accrued and unpaid interest on the principal amount of the Debt Securities up to, but excluding, the redemption date.

“Remaining Payments” means the remaining payments of principal of and interest on the Debt Securities that would be due after the related redemption date as if the Debt Securities were redeemed on the Par Call Date. If the applicable redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on the Debt Securities will be reduced by the amount of interest accrued on the Debt Securities up to, but excluding, such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue. In determining the Treasury Rate, the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) will be assumed to be equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Par Call Date of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of debt securities of a comparable maturity to the Par Call Date of the Debt Securities to be redeemed.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Republic.

“Comparable Treasury Price” means (1) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Republic obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. or their respective affiliates, each of which is a primary U.S. government dealer, plus two other leading primary United States government securities dealer in New York City reasonably designated by the Republic not later than five Business Days preceding such redemption date; provided that, if any of the foregoing ceases to be a primary United States government securities dealer in New York City, the Republic will substitute therefor another primary government securities dealer.

(b) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time on or after the Par Call Date at a redemption price equal to 100.000% of the principal amount of the Debt Securities to be redeemed on the principal amount of the Debt Securities up to, but excluding, the redemption date, plus accrued and unpaid interest.

(c) A notice of redemption will specify the redemption date for the Debt Securities to be redeemed and may provide that it is subject to certain conditions that will be specified in the notice. If those conditions are not met, the redemption notice will be of no effect and the Republic will not be obligated to redeem such Debt Securities.

In the event that fewer than all of the Debt Securities are to be redeemed at any time, selection of the Debt Securities for redemption will be made in compliance with the applicable procedures of DTC.

Notice of any redemption will be mailed by first-class mail, postage prepaid, or delivered in accordance with the procedures of DTC, at least 30 but not more than 60 days before the redemption date to holders of the Debt Securities to be redeemed at their respective registered addresses. For so long as the Debt Securities are listed on the Official List of the Luxembourg Stock Exchange for trading on the Euro MTF Market and the rules of such exchange so require, the Republic will also cause notices of redemption to be published as described under Paragraph 11 hereof. Debt Securities, when called for redemption as specified herein, will become due on the date fixed for redemption. The Republic will pay the redemption price for the Debt Securities to be redeemed together with accrued and unpaid interest thereon to, but excluding, the redemption date. On and after the redemption date, interest will cease to accrue on such Debt Securities as long as the Republic has deposited with the Trustee or a paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE REPUBLIC OF PERU OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IN EXCHANGE FOR THIS BOND IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THE REPUBLIC OF PERU

GLOBAL SECURITY

representing

U.S.$500,000,000

2.783% U.S. Dollar-Denominated Global Bonds due 2031

No. 3

CUSIP No.: 715638 DF6

ISIN: US715638DF60

Common Code: 216184157

The Republic of Peru (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of FIVE HUNDRED MILLION UNITED STATES DOLLARS (U.S.$500,000,000) or such amount as shall be the outstanding principal amount hereof on January 23, 2031, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on January 23 and July 23 (each, an “Interest Payment Date”), commencing on July 23, 2021, on any outstanding portion of the unpaid principal amount hereof at 2.783% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, and shall be payable to Holders of record as of January 20 and July 20 of each year (each, a “Record Date”). This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$1,750,000,000 principal amount of 2.783% U.S. Dollar-Denominated Global Bonds due 2031 of the Republic to be consolidated, form a single series and be fully fungible with the Republic’s outstanding 2.783% U.S. Dollar-Denominated Global Bonds due 2031 issued on April 23, 2020 and is governed by (i) the Indenture dated as August 25, 2015 (the “Indenture”) among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon

SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: March 10, 2021

THE REPUBLIC OF PERU

By:	/s/ Guadalupe Pizarro Matos

Name:	Guadalupe Pizarro Matos
Title:	Acting General Director of the General Directorate of Public Treasury of the Ministry of Economy and Finance of Peru

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: March 10, 2021

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:	/s/ Teresa H. Wyszomierski

Name:	Teresa H. Wyszomierski
Title:	Vice President

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. i) This Debt Security is one of a duly authorized Series of debt securities of the Republic of Peru (the “Republic”), designated as its 2.783% U.S. Dollar-Denominated Global Bonds due 2031 (each Debt Security of this Series, a “Debt Security” and, collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of August 25, 2015, among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, as amended from time to time (the “Indenture”). The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

ii) The Debt Securities constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other Public External Indebtedness.

iii) The Debt Securities are in fully registered form, without coupons in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. The Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

iv) For the purposes of this Paragraph 1 and Paragraphs 4 and 5 hereof, the following terms shall have the meanings specified below:

“External Indebtedness” means obligations of, or guaranteed, whether by contract, statute or otherwise, by Peru for borrowed money or represented by bonds, debentures, notes or similar instruments denominated or payable, or which, at the option of the holder, may be payable in a currency other than the currency of Peru or by reference to a currency other than the currency of Peru, other than any such obligations originally issued or incurred within Peru.

“Public External Indebtedness” means any External Indebtedness that (a) is in the form of, or represented by, bonds, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market, including, without limitation, securities for resale under Rule 144A under the Securities Act, or any successor law or regulation of similar effect, and (b) has an original maturity of more than one year or is combined with a commitment so that the original maturity of one year or less may be extended at the option of Peru to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts (as defined below)) on Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in Paragraph 11 hereof, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Debt Security until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to Paragraph 13 hereof.

3. Additional Amounts. (a) All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i) imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii) imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (x) the Republic or the Republic’s agent has provided the Holders with at least 60 days’ prior written notice of an opportunity to satisfy such a requirement, and (y) in no event shall such Holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or

(iii) imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date, except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this Paragraph 3(a), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in Paragraph 11 hereof that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b) No Additional Amounts shall be payable in respect of any payment on a Debt Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment, to the extent the beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to receive payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Debt Security.

(c) The Republic shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Relevant Taxes in respect of which the Republic has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders or the paying agents, as applicable, upon request therefor.

(d) The Republic shall pay any administrative, excise or similar taxes that arise under Peruvian law and are related to the Debt Securities. The Republic shall also indemnify the Holders against any administrative, excise or similar taxes resulting from the enforcement of the obligations of the Republic under the Debt Securities following the occurrence of any Event of Default.

(e) The Republic shall pay all stamp, issuance, documentary and other similar taxes or duties, if any, which may be imposed by the Republic, Belgium, Luxembourg, the United Kingdom, the United States of America or any other governmental entity or any political subdivision or taxing authority of or in the foregoing with respect to the Indenture or the initial issuance of the Debt Securities.

(f) Unless the context otherwise requires, any reference in the Debt Securities to principal or interest shall be deemed also to refer to any Additional Amounts which may be payable as described in Paragraph 3(a) hereof.

4. Negative Pledge Covenant of Republic. For so long as any Debt Security remains Outstanding or any amount remains unpaid on any Debt Security, the Republic shall comply with the terms of the following covenants:

(c) the Republic may not allow any Security Interest (as defined below) on its assets or revenues as security for any of its Public External Indebtedness (as defined below), unless the Republic’s obligations under the Debt Securities shall be secured equally and ratably with such Public External Indebtedness. The Republic may, however, grant or agree to any Permitted Security Interest (as defined below) on its assets or revenues.

(b) For the purpose of the foregoing and of the Debt Securities generally:

“Security Interest” means any security interest, including, without limitation, any lien, pledge, mortgage, deed of trust or charge, or any encumbrance or preferential arrangement that has the practical effect of constituting a security interest.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing that financing expressly agree to limit their recourse to the project financed and the revenues derived from that project as the principal source of repayment for the funds advanced.

“Permitted Security Interest” means:

(i)	Security Interests created before November 21, 2003;

(ii)

Security Interests securing Public External Indebtedness incurred in connection with a Project Financing; provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)

Security Interests securing Public External Indebtedness Peru incurred or assumed to finance or refinance the acquisition of the assets in which those Security Interests have been created or allowed and any Security Interests existing on those assets at the time of their acquisition;

(iv)

Security Interests securing Public External Indebtedness arising in the ordinary course to finance export, import or other trade transactions, and in which Public External Indebtedness matures, after giving effect to all renewals and refinancing thereof, not more than one year after the date on which that Public External Indebtedness was originally incurred;

(v)

Security Interests securing Public External Indebtedness that, together with all other Public External Indebtedness secured by Security Interests, excluding Public External Indebtedness secured by other permitted Security Interests, does not exceed U.S.$25,000,000 in aggregate principal amount, or its equivalent in other currencies;

(vi)

Security Interests arising by operation of a currently existing law in connection with Public External Indebtedness, including, without limitation, any right of set-off with respect to demand or time deposits maintained with financial institutions and bankers’ liens with respect to property held by financial institutions, in each case deposited with or delivered to those financial institutions in the ordinary course of the depositor’s activities;

(vii)

Security Interests issued upon surrender or cancellation of the collateralized bonds issued under the Republic’s 1996 financing plan (the Fixed Rate Bonds due 2027, or the “Par Bonds”), or the principal amount of any Public External Indebtedness outstanding as of June 5, 1996, in each case, to the extent that the Security Interest is created to secure Public External Indebtedness on a basis comparable to the Par Bonds;

(viii)

Security Interests on shares of, or other assets of, any present or former Peruvian public sector entity created or granted by Peru in connection with, or in anticipation of, the privatization of that entity; and

(ix)	any renewal or extension of any of the Security Interests stated above.

5. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

i)

the Republic shall fail to pay any principal on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or the Republic shall fail to pay interest on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or

ii)

the Republic fails to perform any of the obligations under any series of Debt Securities or the Indenture (other than those referred to in clause (i) above), and such failure shall continue for a period of 60 days after written notice has been given to the Republic by the Trustee or Holders representing at least 25% in principal amount of the then Outstanding Debt Securities of that Series to remedy such failure;

iii)	the Republic shall fail to make any payment in respect of:

(e) Public External Indebtedness outstanding as of November 21, 2003; or

(f) Public External Indebtedness (other than such indebtedness that constitutes guarantees by Peru);

in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver); or

iv)	if any event or condition occurs that results in the acceleration of the maturity of:

(g) External Indebtedness outstanding as of November 21, 2003; and

(h) Public External Indebtedness;

in an aggregate principal amount in excess of U.S.$25,000,000, or its equivalent in any other currency; or

v)

if Peru declares a general suspension of payments or a moratorium on payment of all or a portion of its External Indebtedness that does not expressly exclude from such moratorium the Debt Securities of the applicable Series; or

vi)

(A) the Republic contests the Peru contests the validity of, or its obligations under, any Debt Security of that series or, to the extent adversely affecting such Debt Securities, the Indenture; (B) Peru denies any of its obligations under any Debt Security of that Series or, to the extent adversely affecting such Debt Securities, the Indenture; or (C) any constitutional provision, treaty, law, regulation, decree, or other official pronouncement of Peru, or any final decision by any court in Peru having jurisdiction, renders it unlawful for Peru to pay any amount due on any Debt Securities of that Series or to perform any of its obligations under any Debt Securities of that Series or, to the extent adversely affecting such Debt Securities of that Series, the Indenture; or

vii)

any writ, execution, attachment or similar process shall be levied against all or any substantial part of the assets of the Republic in connection with any judgment for the payment of money exceeding U.S.$25,000,000 (or its equivalent in other currencies), and the Republic shall fail to satisfy or discharge such judgment, or adequately bond, contest in good faith or receive a stay of execution or continuance in respect of such judgment, within a period of 120 days; or

viii)	the Republic fails to maintain its membership in, and its eligibility to use the general resources of, the International Monetary Fund, and such failure shall continue for a period of 60 days;

then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, the Republic shall pay or shall deposit (or cause to be paid or deposited)

with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof. Actions by the Trustee and the Holders pursuant to this Paragraph 5 are subject to Article Four of the Indenture.

6. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

7. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Security or Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Paragraph 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of three days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Debt Securities.

8. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

10. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Paragraph 10, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

11. Notices. The Republic will mail any notices to the Holders of the Debt Securities at their registered addresses as reflected in the books and records of the Trustee. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will also publish notices to the Holders, if and so long as the Debt Securities are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, in a leading newspaper having general circulation in Luxembourg or on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication is not practicable, notice will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

12. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first payment on the Debt Securities; provided, however, that any additional Debt Securities subsequently issued that are not fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes shall have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Debt Securities. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

13. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of, or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within four years of the date on which that payment first became due.

14. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

15. Governing Law. (a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Debt Security will be governed by and construed in accordance with the laws of the State of New York.

(b) The Republic irrevocably consents to and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in the Specified Courts or to the laying of venue of any suit, action or proceeding brought solely for the purpose of enforcing or executing any Related Judgment in the Specified Courts or Other Courts, and further irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court.

(e) To the extent the Republic or any of its revenues, assets or properties may be entitled to any sovereign or other immunity under any law, the Republic agrees not to claim and to waive such immunity to the fullest extent permitted by the laws of such jurisdiction. This waiver covers the Republic’s sovereign immunity and immunity from prejudgment attachment, post-judgment attachment and attachment in aid, but does not extend to the attachment of revenues, assets and property of the Republic located in the Republic unless permitted under Peruvian law. Additionally, in accordance with Peruvian law currently in effect, the Republic’s waiver of immunity will not extend to public domain property, such as property (i) used by a diplomatic or consular mission of the Republic; (ii) of a military character and under the control of a military authority or defense agency of the Republic; (iii) public property; (iv) shares of Peruvian public sector entities or shares of Peruvian private sector entities owned or controlled by The Republic or by a Peruvian public sector entity, or revenues collected from the sale of such shares, to the extent such shares or revenues are exempt by Peruvian law from attachment or execution; or (v) funds deposited in the Republic’s accounts held in the Peruvian financial system that constitute public domain property.

The Republic, however, reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) with respect to actions brought against it under U.S. federal securities laws or any state securities law. Without an effective waiver of immunity by the Republic with respect to such actions, it would be impossible to obtain a U.S. judgment in such an action against the Republic unless a court were to determine that the Republic is not entitled under the Immunities Act to sovereign immunity with respect to such action. In addition, execution upon property of the Republic located in the United States to enforce a judgment obtained under the Immunities Act may not be possible except in the limited circumstances specified in the Immunities Act. Even if a U.S. judgment could be obtained against the Republic in any such action, it may not be possible to enforce in the Republic a judgment based on such a U.S. judgment. The Republic has submitted to such jurisdiction as specified above for the benefit of the Holders.

16. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Debt Securities that has obtained a court judgment affecting the Debt Securities shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Debt Security is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

17. Warranty of the Republic. Subject to Paragraph 14 hereof, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

18. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

19. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this Paragraph 19 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

20. Optional Redemption. (a) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time prior to October 23, 2030 (the “Par Call Date”) at a redemption price calculated by a calculation agent appointed by the Republic equal to the greater of (1) 100.000% of the principal amount of the Debt Securities and (2) the sum of the present values of the Remaining Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, any accrued and unpaid interest on the principal amount of the Debt Securities up to, but excluding, the redemption date.

“Remaining Payments” means the remaining payments of principal of and interest on the Debt Securities that would be due after the related redemption date as if the Debt Securities were redeemed on the Par Call Date. If the applicable redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on the Debt Securities will be reduced by the amount of interest accrued on the Debt Securities up to, but excluding, such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue. In determining the Treasury Rate, the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) will be assumed to be equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Par Call Date of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of debt securities of a comparable maturity to the Par Call Date of the Debt Securities to be redeemed.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Republic.

“Comparable Treasury Price” means (1) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Republic obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. or their respective affiliates, each of which is a primary U.S. government dealer, plus two other leading primary United States government securities dealer in New York City reasonably designated by the Republic not later than five Business Days preceding such redemption date; provided that, if any of the foregoing ceases to be a primary United States government securities dealer in New York City, the Republic will substitute therefor another primary government securities dealer.

(b) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time on or after the Par Call Date at a redemption price equal to 100.000% of the principal amount of the Debt Securities to be redeemed on the principal amount of the Debt Securities up to, but excluding, the redemption date, plus accrued and unpaid interest.

(c) A notice of redemption will specify the redemption date for the Debt Securities to be redeemed and may provide that it is subject to certain conditions that will be specified in the notice. If those conditions are not met, the redemption notice will be of no effect and the Republic will not be obligated to redeem such Debt Securities.

In the event that fewer than all of the Debt Securities are to be redeemed at any time, selection of the Debt Securities for redemption will be made in compliance with the applicable procedures of DTC.

Notice of any redemption will be mailed by first-class mail, postage prepaid, or delivered in accordance with the procedures of DTC, at least 30 but not more than 60 days before the redemption date to holders of the Debt Securities to be redeemed at their respective registered addresses. For so long as the Debt Securities are listed on the Official List of the Luxembourg Stock Exchange for trading on the Euro MTF Market and the rules of such exchange so require, the Republic will also cause notices of redemption to be published as described under Paragraph 11 hereof. Debt Securities, when called for redemption as specified herein, will become due on the date fixed for redemption. The Republic will pay the redemption price for the Debt Securities to be redeemed together with accrued and unpaid interest thereon to, but excluding, the redemption date. On and after the redemption date, interest will cease to accrue on such Debt Securities as long as the Republic has deposited with the Trustee or a paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE REPUBLIC OF PERU OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IN EXCHANGE FOR THIS BOND IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS BOND IS EXCHANGED IN WHOLE FOR BONDS IN CERTIFICATED FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THE REPUBLIC OF PERU

GLOBAL SECURITY

representing

U.S.$250,000,000

2.783% U.S. Dollar-Denominated Global Bonds due 2031

No. 4

CUSIP No.: 715638 DF6

ISIN: US715638DF60

Common Code: 216184157

The Republic of Peru (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of TWO HUNDRED AND FIFTY MILLION UNITED STATES DOLLARS (U.S.$250,000,000) or such amount as shall be the outstanding principal amount hereof on January 23, 2031, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on January 23 and July 23 (each, an “Interest Payment Date”), commencing on July 23, 2021, on any outstanding portion of the unpaid principal amount hereof at 2.783% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, and shall be payable to Holders of record as of January 20 and July 20 of each year (each, a “Record Date”). This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Security.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Security and by acceptance hereof each Holder of this Global Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Security is issued in respect of an issue of U.S.$1,750,000,000 principal amount of 2.783% U.S. Dollar-Denominated Global Bonds due 2031 of the Republic to be consolidated, form a single series and be fully fungible with the Republic’s outstanding 2.783% U.S. Dollar-Denominated Global Bonds due 2031 issued on April 23, 2020 and is governed by (i) the Indenture dated as August 25, 2015 (the “Indenture”) among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon

SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, the terms of which Indenture are incorporated herein by reference, and (ii) by the Terms of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms. All capitalized terms used in this Global Security but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Security for Certificated Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: March 10, 2021

THE REPUBLIC OF PERU

By:	/s/ Guadalupe Pizarro Matos

Name:	Guadalupe Pizarro Matos
Title:	Acting General Director of the General Directorate of Public Treasury of the Ministry of Economy and Finance of Peru

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: March 10, 2021

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:	/s/ Teresa H. Wyszomierski

Name:	Teresa H. Wyszomierski
Title:	Vice President

Schedule A

Date	Principal Amount of Certificated Securities	Remaining Principal Amount of this Global Security	Notation Made By

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. i. This Debt Security is one of a duly authorized Series of debt securities of the Republic of Peru (the “Republic”), designated as its 2.783% U.S. Dollar-Denominated Global Bonds due 2031 (each Debt Security of this Series, a “Debt Security” and, collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of August 25, 2015, among the Republic, The Bank of New York Mellon, as trustee (the “Trustee”), and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Luxembourg paying agent and Luxembourg transfer agent, as amended from time to time (the “Indenture”). The Holders of the Debt Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture.

ii. The Debt Securities constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness of the Republic for which the full faith and credit of the Republic is pledged. The Debt Securities rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Debt Securities ratably with payments being made under any other Public External Indebtedness.

iii. The Debt Securities are in fully registered form, without coupons in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. The Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

iv. For the purposes of this Paragraph 1 and Paragraphs 4 and 5 hereof, the following terms shall have the meanings specified below:

“External Indebtedness” means obligations of, or guaranteed, whether by contract, statute or otherwise, by Peru for borrowed money or represented by bonds, debentures, notes or similar instruments denominated or payable, or which, at the option of the holder, may be payable in a currency other than the currency of Peru or by reference to a currency other than the currency of Peru, other than any such obligations originally issued or incurred within Peru.

“Public External Indebtedness” means any External Indebtedness that (a) is in the form of, or represented by, bonds, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market, including, without limitation, securities for resale under Rule 144A under the Securities Act, or any successor law or regulation of similar effect, and (b) has an original maturity of more than one year or is combined with a commitment so that the original maturity of one year or less may be extended at the option of Peru to a period in excess of one year.

2. Payments. (a) the Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Debt Securities and any other payments to be made by the Republic under the Debt Securities and the Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and the Indenture. Principal of the Debt Securities will be payable against surrender of such Debt Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts (as defined below)) on Debt Securities will be made to the persons in whose name such Debt Securities are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Debt Securities are registered as of a subsequent record date established by the Republic by notice, as provided in Paragraph 11 hereof, by or on behalf of the Republic to the Holders of the Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$1,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Debt Securities shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Debt Securities will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Debt Security until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to Paragraph 13 hereof.

3. Additional Amounts. (a) All payments by the Republic in respect of the Debt Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, the Republic shall pay such additional amounts (“Additional Amounts”), as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Debt Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i) imposed by reason of a Holder or beneficial owner of a Debt Security having some present or former connection with the Republic other than merely being a Holder or beneficial owner of the Debt Security or receiving payments of any nature on the Debt Security or enforcing its rights in respect of the Debt Security;

(ii) imposed by reason of the failure of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (x) the Republic or the Republic’s agent has provided the Holders with at least 60 days’ prior written notice of an opportunity to satisfy such a requirement, and (y) in no event shall such Holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or

(iii) imposed by reason of a Holder or beneficial owner of a Debt Security, or any other person through which the Holder or beneficial owner holds a Debt Security, having presented the Debt Security for payment (where such presentation is required) more than 30 days after the Relevant Date, except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Debt Security for payment on any date during such 30-day period.

As used in this Paragraph 3(a), “Relevant Date” in respect of any Debt Security means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in Paragraph 11 hereof that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b) No Additional Amounts shall be payable in respect of any payment on a Debt Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment, to the extent the beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to receive payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Debt Security.

(c) The Republic shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Relevant Taxes in respect of which the Republic has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders or the paying agents, as applicable, upon request therefor.

(d) The Republic shall pay any administrative, excise or similar taxes that arise under Peruvian law and are related to the Debt Securities. The Republic shall also indemnify the Holders against any administrative, excise or similar taxes resulting from the enforcement of the obligations of the Republic under the Debt Securities following the occurrence of any Event of Default.

(e) The Republic shall pay all stamp, issuance, documentary and other similar taxes or duties, if any, which may be imposed by the Republic, Belgium, Luxembourg, the United Kingdom, the United States of America or any other governmental entity or any political subdivision or taxing authority of or in the foregoing with respect to the Indenture or the initial issuance of the Debt Securities.

(f) Unless the context otherwise requires, any reference in the Debt Securities to principal or interest shall be deemed also to refer to any Additional Amounts which may be payable as described in Paragraph 3(a) hereof.

4. Negative Pledge Covenant of Republic. For so long as any Debt Security remains Outstanding or any amount remains unpaid on any Debt Security, the Republic shall comply with the terms of the following covenants:

(d) the Republic may not allow any Security Interest (as defined below) on its assets or revenues as security for any of its Public External Indebtedness (as defined below), unless the Republic’s obligations under the Debt Securities shall be secured equally and ratably with such Public External Indebtedness. The Republic may, however, grant or agree to any Permitted Security Interest (as defined below) on its assets or revenues.

(b) For the purpose of the foregoing and of the Debt Securities generally:

“Security Interest” means any security interest, including, without limitation, any lien, pledge, mortgage, deed of trust or charge, or any encumbrance or preferential arrangement that has the practical effect of constituting a security interest.

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing that financing expressly agree to limit their recourse to the project financed and the revenues derived from that project as the principal source of repayment for the funds advanced.

“Permitted Security Interest” means:

(x)	Security Interests created before November 21, 2003;

(xi)

Security Interests securing Public External Indebtedness incurred in connection with a Project Financing; provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(xii)

Security Interests securing Public External Indebtedness Peru incurred or assumed to finance or refinance the acquisition of the assets in which those Security Interests have been created or allowed and any Security Interests existing on those assets at the time of their acquisition;

(xiii)

Security Interests securing Public External Indebtedness arising in the ordinary course to finance export, import or other trade transactions, and in which Public External Indebtedness matures, after giving effect to all renewals and refinancing thereof, not more than one year after the date on which that Public External Indebtedness was originally incurred;

(xiv)

Security Interests securing Public External Indebtedness that, together with all other Public External Indebtedness secured by Security Interests, excluding Public External Indebtedness secured by other permitted Security Interests, does not exceed U.S.$25,000,000 in aggregate principal amount, or its equivalent in other currencies;

(xv)

Security Interests arising by operation of a currently existing law in connection with Public External Indebtedness, including, without limitation, any right of set-off with respect to demand or time deposits maintained with financial institutions and bankers’ liens with respect to property held by financial institutions, in each case deposited with or delivered to those financial institutions in the ordinary course of the depositor’s activities;

(xvi)

Security Interests issued upon surrender or cancellation of the collateralized bonds issued under the Republic’s 1996 financing plan (the Fixed Rate Bonds due 2027, or the “Par Bonds”), or the principal amount of any Public External Indebtedness outstanding as of June 5, 1996, in each case, to the extent that the Security Interest is created to secure Public External Indebtedness on a basis comparable to the Par Bonds;

(xvii)

Security Interests on shares of, or other assets of, any present or former Peruvian public sector entity created or granted by Peru in connection with, or in anticipation of, the privatization of that entity; and

(xviii)	any renewal or extension of any of the Security Interests stated above.

5. Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

ix)

the Republic shall fail to pay any principal on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or the Republic shall fail to pay interest on any of the Debt Securities when due, and such failure shall continue for a period of 30 days; or

x)

the Republic fails to perform any of the obligations under any series of Debt Securities or the Indenture (other than those referred to in clause (i) above), and such failure shall continue for a period of 60 days after written notice has been given to the Republic by the Trustee or Holders representing at least 25% in principal amount of the then Outstanding Debt Securities of that Series to remedy such failure;

xi)	the Republic shall fail to make any payment in respect of:

(i) Public External Indebtedness outstanding as of November 21, 2003; or

(j) Public External Indebtedness (other than such indebtedness that constitutes guarantees by Peru);

in an aggregate principal amount in excess of U.S.$25,000,000 (or its equivalent in any other currency) when due (as such date may be extended by virtue of any applicable grace period or waiver); or

xii)	if any event or condition occurs that results in the acceleration of the maturity of:

(k) External Indebtedness outstanding as of November 21, 2003; and

(l) Public External Indebtedness;

in an aggregate principal amount in excess of U.S.$25,000,000, or its equivalent in any other currency; or

xiii)

if Peru declares a general suspension of payments or a moratorium on payment of all or a portion of its External Indebtedness that does not expressly exclude from such moratorium the Debt Securities of the applicable Series; or

xiv)

(A) the Republic contests the Peru contests the validity of, or its obligations under, any Debt Security of that series or, to the extent adversely affecting such Debt Securities, the Indenture; (B) Peru denies any of its obligations under any Debt Security of that Series or, to the extent adversely affecting such Debt Securities, the Indenture; or (C) any constitutional provision, treaty, law, regulation, decree, or other official pronouncement of Peru, or any final decision by any court in Peru having jurisdiction, renders it unlawful for Peru to pay any amount due on any Debt Securities of that Series or to perform any of its obligations under any Debt Securities of that Series or, to the extent adversely affecting such Debt Securities of that Series, the Indenture; or

xv)

any writ, execution, attachment or similar process shall be levied against all or any substantial part of the assets of the Republic in connection with any judgment for the payment of money exceeding U.S.$25,000,000 (or its equivalent in other currencies), and the Republic shall fail to satisfy or discharge such judgment, or adequately bond, contest in good faith or receive a stay of execution or continuance in respect of such judgment, within a period of 120 days; or

xvi)	the Republic fails to maintain its membership in, and its eligibility to use the general resources of, the International Monetary Fund, and such failure shall continue for a period of 60 days;

then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Debt Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Debt Securities shall have been cured; provided that if, at any time after the principal of the Debt Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities, the Republic shall pay or shall deposit (or cause to be paid or deposited)

with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Debt Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Debt Security at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Debt Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof. Actions by the Trustee and the Holders pursuant to this Paragraph 5 are subject to Article Four of the Indenture.

6. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Debt Securities and actions taken by written consent of the Holders of Debt Securities.

7. Replacement, Exchange and Transfer of the Debt Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security or Securities may be exchanged for an equal aggregate principal amount of Certificated Securities in different authorized denominations and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Security or Securities for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) of the Indenture. The exchange of the Debt Securities will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Debt Securities will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Paragraph 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Debt Security. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of three days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Debt Securities.

8. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Debt Security. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Debt Securities are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar; provided that the registrar shall not be in the United Kingdom. In addition, if and for so long as the Debt Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

10. Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Paragraph 10, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

11. Notices. The Republic will mail any notices to the Holders of the Debt Securities at their registered addresses as reflected in the books and records of the Trustee. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will also publish notices to the Holders, if and so long as the Debt Securities are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, in a leading newspaper having general circulation in Luxembourg or on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication is not practicable, notice will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

12. Further Issues of Debt Securities. The Republic may from time to time, without the consent of Holders of the Debt Securities, create and issue additional Debt Securities having the same Terms as the Debt Securities in all respects, except for the issue date, issue price and first payment on the Debt Securities; provided, however, that any additional Debt Securities subsequently issued that are not fungible with the previously Outstanding Debt Securities for U.S. federal income tax purposes shall have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Debt Securities. Additional Debt Securities issued in this manner will be consolidated with and will form a single Series with the previously Outstanding Debt Securities.

13. Prescription. To the extent permitted by law, claims against the Republic for the payment of principal of, or interest or other amounts due on, the Debt Securities (including Additional Amounts) will become void unless made within four years of the date on which that payment first became due.

14. Authentication. This Debt Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

15. Governing Law. (a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Debt Security will be governed by and construed in accordance with the laws of the State of New York.

(b) The Republic irrevocably consents to and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in the Specified Courts or to the laying of venue of any suit, action or proceeding brought solely for the purpose of enforcing or executing any Related Judgment in the Specified Courts or Other Courts, and further irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court.

(e) To the extent the Republic or any of its revenues, assets or properties may be entitled to any sovereign or other immunity under any law, the Republic agrees not to claim and to waive such immunity to the fullest extent permitted by the laws of such jurisdiction. This waiver covers the Republic’s sovereign immunity and immunity from prejudgment attachment, post-judgment attachment and attachment in aid, but does not extend to the attachment of revenues, assets and property of the Republic located in the Republic unless permitted under Peruvian law. Additionally, in accordance with Peruvian law currently in effect, the Republic’s waiver of immunity will not extend to public domain property, such as property (i) used by a diplomatic or consular mission of the Republic; (ii) of a military character and under the control of a military authority or defense agency of the Republic; (iii) public property; (iv) shares of Peruvian public sector entities or shares of Peruvian private sector entities owned or controlled by The Republic or by a Peruvian public sector entity, or revenues collected from the sale of such shares, to the extent such shares or revenues are exempt by Peruvian law from attachment or execution; or (v) funds deposited in the Republic’s accounts held in the Peruvian financial system that constitute public domain property.

The Republic, however, reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) with respect to actions brought against it under U.S. federal securities laws or any state securities law. Without an effective waiver of immunity by the Republic with respect to such actions, it would be impossible to obtain a U.S. judgment in such an action against the Republic unless a court were to determine that the Republic is not entitled under the Immunities Act to sovereign immunity with respect to such action. In addition, execution upon property of the Republic located in the United States to enforce a judgment obtained under the Immunities Act may not be possible except in the limited circumstances specified in the Immunities Act. Even if a U.S. judgment could be obtained against the Republic in any such action, it may not be possible to enforce in the Republic a judgment based on such a U.S. judgment. The Republic has submitted to such jurisdiction as specified above for the benefit of the Holders.

16. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Debt Securities that has obtained a court judgment affecting the Debt Securities shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Debt Security is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

17. Warranty of the Republic. Subject to Paragraph 14 hereof, Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debt Security and to constitute the same legal, valid and binding obligations of Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

18. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

19. Modifications. (a) Any Modification to the Debt Securities or the Indenture insofar as it affects the Debt Securities shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this Paragraph 19 will be conclusive and binding on all Holders of the Debt Securities, and on all future Holders of the Debt Securities whether or not notation of such Modification is made upon the Debt Securities. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

20. Optional Redemption. (a) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time prior to October 23, 2030 (the “Par Call Date”) at a redemption price calculated by a calculation agent appointed by the Republic equal to the greater of (1) 100.000% of the principal amount of the Debt Securities and (2) the sum of the present values of the Remaining Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, any accrued and unpaid interest on the principal amount of the Debt Securities up to, but excluding, the redemption date.

“Remaining Payments” means the remaining payments of principal of and interest on the Debt Securities that would be due after the related redemption date as if the Debt Securities were redeemed on the Par Call Date. If the applicable redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on the Debt Securities will be reduced by the amount of interest accrued on the Debt Securities up to, but excluding, such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue. In determining the Treasury Rate, the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) will be assumed to be equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Par Call Date of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of debt securities of a comparable maturity to the Par Call Date of the Debt Securities to be redeemed.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Republic.

“Comparable Treasury Price” means (1) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Republic obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Republic, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Republic by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such redemption date.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and HSBC Securities (USA) Inc. or their respective affiliates, each of which is a primary U.S. government dealer, plus two other leading primary United States government securities dealer in New York City reasonably designated by the Republic not later than five Business Days preceding such redemption date; provided that, if any of the foregoing ceases to be a primary United States government securities dealer in New York City, the Republic will substitute therefor another primary government securities dealer.

(b) The Republic may, at its option, redeem the Debt Securities, in whole or in part, at any time or from time to time on or after the Par Call Date at a redemption price equal to 100.000% of the principal amount of the Debt Securities to be redeemed on the principal amount of the Debt Securities up to, but excluding, the redemption date, plus accrued and unpaid interest.

(c) A notice of redemption will specify the redemption date for the Debt Securities to be redeemed and may provide that it is subject to certain conditions that will be specified in the notice. If those conditions are not met, the redemption notice will be of no effect and the Republic will not be obligated to redeem such Debt Securities.

In the event that fewer than all of the Debt Securities are to be redeemed at any time, selection of the Debt Securities for redemption will be made in compliance with the applicable procedures of DTC.

Notice of any redemption will be mailed by first-class mail, postage prepaid, or delivered in accordance with the procedures of DTC, at least 30 but not more than 60 days before the redemption date to holders of the Debt Securities to be redeemed at their respective registered addresses. For so long as the Debt Securities are listed on the Official List of the Luxembourg Stock Exchange for trading on the Euro MTF Market and the rules of such exchange so require, the Republic will also cause notices of redemption to be published as described under Paragraph 11 hereof. Debt Securities, when called for redemption as specified herein, will become due on the date fixed for redemption. The Republic will pay the redemption price for the Debt Securities to be redeemed together with accrued and unpaid interest thereon to, but excluding, the redemption date. On and after the redemption date, interest will cease to accrue on such Debt Securities as long as the Republic has deposited with the Trustee or a paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.